SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                          Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Sec. 240.14a-12

            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transactions applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

Alliance Capital [LOGO]                            Please take a moment and cast
                                                            your vote.


                         IMPORTANT NOTICE REGARDING YOUR
            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.

          SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR APRIL 21, 2005
--------------------------------------------------------------------------------
              1345 Avenue of the Americas, New York, New York 10105

Dear Stockholder:

Recently we distributed proxy material regarding the Special Meeting of Stockholders for the Alliance International Premier Growth Fund, Inc. The meeting is scheduled for Thursday, April 21, 2005. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and avoid the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your shares to be represented, we must receive your instructions by 11:00 a.m. Eastern Time on April 21, 2005. Please refer to the proxy statement previously mailed to you. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Computershare Fund Services (toll-free) at 1-866-204-6488.

For your convenience, we have provided easy methods below to register your vote:

      -> BY INTERNET:
      Visit www.proxyweb.com. Enter the 14-digit control number located on your proxy card.

      -> BY TOUCH-TONE PHONE:
      Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

      ->  BY MAIL:
      You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

      ->  BY LIVE REPRESENTATIVE:
      Please call Computershare Fund Services toll free at 1-866-204-6488. Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time.

      If we have not yet received your proxy, you may receive a telephone call from Computershare Fund Services reminding you to exercise your right to vote. If you have previously mailed in your proxy, please disregard this notice.

      We thank you for your time.


                                                                             REG

Alliance Capital [LOGO]                            Please take a moment and cast
                                                            your vote.


                         IMPORTANT NOTICE REGARDING YOUR
            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.

          SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR APRIL 21, 2005
--------------------------------------------------------------------------------
              1345 Avenue of the Americas, New York, New York 10105

Dear Stockholder:

Recently we distributed proxy material regarding the Special Meeting of Stockholders for the AllianceBernstein International Premier Growth Fund, Inc. The meeting is scheduled for Thursday, April 21, 2005. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and avoid the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your shares to be represented, we must receive your instructions by 11:00 a.m. Eastern Time on April 21, 2005. Please refer to the proxy statement previously mailed to you. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Computershare Fund Services (toll-free) at 1-866-204-6488.

For your convenience, we have provided easy methods below to register your vote:

      -> BY INTERNET:
      Visit www.proxyvote.com. Enter the 12-digit control number located on your proxy card.

      -> BY TOUCH-TONE PHONE:
      Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

      -> BY MAIL:
      You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

      -> BY LIVE REPRESENTATIVE:
      Please call Computershare Fund Services toll free at 1-866-204-6488. Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time.

      If we have not yet received your proxy, you may receive a telephone call from Computershare Fund Services reminding you to exercise your right to vote. If you have previously mailed in your proxy, please disregard this notice.

      We thank you for your time.


                                                                            NOBO

Alliance Capital [LOGO]                            Please take a moment and cast
                                                            your vote.


                         IMPORTANT NOTICE REGARDING YOUR
            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.

          SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR APRIL 21, 2005
--------------------------------------------------------------------------------
              1345 Avenue of the Americas, New York, New York 10105

Dear Stockholder:

Recently we distributed proxy material regarding the Special Meeting of Stockholders for the AllianceBernstein International Growth Fund, Inc. The meeting is scheduled for Thursday, April 21, 2005. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and avoid the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your shares to be represented, we must receive your instructions by 11:00 a.m. Eastern Time on April 21, 2005. Please refer to the proxy statement previously mailed to you. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Computershare Fund Services (toll-free) at 1-866-204-6488 and ask for extension OBO.

For your convenience, we have provided easy methods below to register your vote:

      -> BY INTERNET:
      Visit www.proxyvote.com. Enter the 12-digit control number located on your proxy card.

      -> BY TOUCH-TONE PHONE:
      Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

      -> BY MAIL:
      You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

      If you have previously mailed in your proxy, please disregard this notice.

      We thank you for your time.


                                                                             OBO